SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 09, 2019

(Date of earliest event reported)

Commission File No.: 0-25969
URBAN ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware                                                                                            52-1166660
(State or other jurisdiction of                                                     (I.R.S. Employer Identification No.)
incorporation or organization)

1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(Address of principal executive offices)

(301) 429-3200
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition.

Urban One, Inc. (the "Company") issued a press release setting forth the results for its quarter ended March 31, 2019.  A copy of the press release is attached as Exhibit 99.1.

ITEM 7.01     Regulation FD Disclosure

In late February/early March, we were the target of an external cyber-attack. Upon discovery of the cyber-attack, we took immediate action to remediate the security vulnerability and retained a cybersecurity firm to evaluate our systems and identify solutions based on the evolving circumstances. The threat actors gained unauthorized access to, and encrypted,  certain of our information technology systems and databases. To date, there is no evidence of mass exfiltration of the information. The attack caused some initial disruption to our ability to traffic radio advertising spots, which was quickly remediated, and we have incurred expenses in responding to the incident, rebuilding back-office systems and upgrading hardware and software.

In an abundance of caution, we have provided notice to all potentially impacted parties and have provided credit monitoring and identity protection services to those who may have been affected by this cyber-attack. We continue to implement security enhancements since this incident. We have incurred expenses subsequent to the cyber-attack to investigate and remediate this matter and expect to continue to incur expenses of this nature in the foreseeable future. We will recognize these expenses in the periods in which they are incurred.

We have contingency plans and insurance coverage for certain expenses and potential liabilities of this nature and will pursue coverage for all applicable losses; however, the ultimate outcome of our pursuit of insurance coverage cannot be presently determined.

ITEM 9.01.   Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release dated May 09, 2019: Urban One, Inc. Reports First Quarter Results.

Cautionary Information Regarding Forward-Looking Statements

This Form 8-K and the press release attached as Exhibit 99.1 contain forward-looking statements about the Company's future performance, which are based on management's assumptions and beliefs in light of the information currently available to it. The Company assumes no obligation to update the information contained herein. These forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond the Company's control, that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.  Important factors that could cause actual results to differ materially are described in the Company's reports on Forms 10-K and 10-Q and other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 URBAN ONE, INC.

                                 /s/ Peter D. Thompson
May 10, 2019                                          Peter D. Thompson
          Chief Financial Officer and Principal Accounting Officer